Exhibit 10.16

Property Lease Agreement

Lessor: Lin Boquan and Lin Haoting (hereinafter referred to as Party A)

Lessee: OwlStay Inc. (hereinafter referred to as Party B)

This agreement is made by both parties under the following terms:

Article 1: Location and Usage of the Leased Property

1. The property located at 122 Chang’an West Road, Taipei City, Floors 1 through 4 (including the attic), owned by Lin Boquan.

2. The property located at 124 Chang’an West Road, Taipei City, Floors 1 through 4, owned by Lin Haoting.

3. The property located at No. 9, Alley 3, Lane 138, Chang’an West Road, Taipei City, Floors 1 through 4, owned by Lin Boquan.

4. The property located at Alley 3, Lane 138, Chang’an West Road, Taipei City, Floors 1 through 4, owned by Lin Boquan.

Article 2: Lease Term

The lease term agreed upon by Party A and Party B is from May 1, 2024, to April 30, 2026, for a total of two years.

Article 3: Rent

From May 1, 2024, to April 30, 2026, the monthly rent is NT$800,000 (tax included) (receipt required). Party B shall not delay or refuse payment for any reason. (Electricity and water fees are to be paid separately.)

Leased Property	Property Owner	Rent (Tax included)	Lease Term
No. 122, Chang’an West Road, Taipei City: Entire building from Floors 1 to 4, including the attic.	Lin Boquan	NT$350,000	From May 1, 2024, to April 30, 2026.

No. 124, Chang’an West Road, Taipei City: Entire building from Floors 1 to 4.	Lin Haoting	NT$350,000	From May 1, 2024, to April 30, 2026.

No. 9, Lane 3, Lane 138, Chang’an West Road, Taipei City: Entire building from Floors 1 to 4.	Lin Boquan	NT$95,000	From May 1, 2024, to April 30, 2026.

No. 1, Lane 3, Lane 138, Chang’an West Road, Taipei City: Entire building from Floors 1 to 4.	Lin Boquan	NT$95,000	From May 1, 2024, to April 30, 2026.

Article 4: The rent must be paid by the 1st of each month and the amount of each time should 1 month. Party B is required to make timely payments without delay or excuses.

Article 5: A security deposit of NT$1,600,000 is required. A previous deposit of NT$1,350,000 has been received (NT$855,000 from Lin Boquan and NT$495,000 from Lin Haoting). Party B must make an additional deposit of NT$250,000. Party A will return the security deposit without interest after the lease ends and the property is vacated and returned by Party B.

Article 6: Upon expiration of the lease, unless Party A agrees to extend the lease, Party B must promptly vacate and return the property to Party A. Party B cannot delay or assert any rights regarding the property. If Party B fails to vacate and return the property on time, Party A may claim a penalty of five times the monthly rent until the property is returned, and Party B has no objections.

Article 7: If Party B moves out during the lease term, Party B cannot request rent refunds, moving costs, or any other fees from Party A. Party B must return the property to Party A unconditionally, with no objections.

Article 8: Without Party A’s consent, Party B may not sublease, transfer, or allow others to use the property, either in whole or in part, through any means.

Article 9: If modifications or installations are necessary, Party B may do so only with Party A’s consent. Modifications must not damage the original structure. Upon returning the property, Party B must return it in the condition and layout as specified in the contract (see Attachments 1, 2, and 3).

Article 10: The property must not be used for illegal activities or for storing hazardous materials that could affect public safety.

Article 11: Party B must use the property with the care of a prudent manager. Except for force majeure events such as natural disasters, Party B is responsible for damages caused by negligence and must compensate for any damages. Party B is also responsible for repairs due to natural wear and tear.

Article 12: If Party B breaches the agreement and causes damage to Party A’s interests, Party B agrees to compensate Party A for the damages. Party B is also responsible for reimbursing Party A for any litigation costs or attorney fees incurred due to legal proceedings.

Article 13: Both parties must adhere to the terms of this contract. If any condition is breached, Party A may terminate the lease at any time and reclaim the property. Party A will not be responsible for any losses incurred by Party B as a result.

Article 14: Each party is responsible for their own stamp duty. Party A will bear the property taxes, while Party B is responsible for utility fees and any taxes related to their business operations.

Article 15: Upon the expiration of the lease, if Party B leaves any personal property or items behind, these will be considered as abandoned and Party A may dispose of them as deemed necessary. Party B will have no objections.

Article 16 Special Provisions: 1. If Party B intends to move out before the expiration of the lease term, Party B must notify Party A three months in advance and compensate Party A with two months’ rent. Party B will have no objections. 2. If Party B breaches any terms of this contract during the lease period, Party A may handle the situation as they see fit, and Party B will have no objections.

Article 17: During the lease term, Party B must purchase public liability insurance from an insurance company, with coverage agreed upon by both parties, set at twice the amount required for government-regulated hotel industries.

Article 18: Party B is responsible for paying the rental income tax and the supplementary health insurance premium for the second generation, and must provide a withholding tax statement to Party A for the following year.

Article 19: The payment method for rent is as follows:

Party B will transfer the monthly rent to the designated bank accounts of Party A:

[***], Account Number [***], Account Holder: [***]

[***], Account Number [***], Account Holder: [***]

Article 20: This contract must be notarized, with the notary fees borne by Party B.

The above terms have been agreed upon by both parties. To ensure the terms are upheld, this contract is made in triplicate, with each party and the notary public holding one copy.

Contracting Parties: Lin Boquan (Party A)

ID Number: [***]

Contact Phone: [***]

Address: [***]

Contracting Parties: Lin Haoting (Party A)

ID Number: [***]

Contact Phone: [***]

Address: [***]

Contracting Parties: OwlStay Inc. (Party B)

Unified Business Number: [***]

Contact Phone: [***]

Address:No. 122, Chang’an West Road, Datong District, Taipei City

Representative: Wang, Chun-Kai (Party B)

ID Number: [***]

Contact Phone: [***]

Address: [***]

Date: March 15, 2024